4/96                                                   Page 1



             MONTHLY CERTIFICATEHOLDERS' STATEMENT

             CHEVY CHASE MASTER CREDIT CARD TRUST
                         SERIES 1994-2

        Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between Chevy
 Chase Bank, F.S.B., as Seller and Servicer ("Chevy Chase"), and Bankers Trust Company, as trustee (the "Trustee"), Chevy Chase as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 1996, and with respect to the performance of the Trust during the month of April, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

        A)   Information Regarding Distributions to
             the Class A Certificateholders, per
             $1,000 original certificate principal
             amount.

             (1)   The total amount of the
             distribution to Class A
             Certificateholders, per $1,000
             original certificate principal amount  $   4.8006945

             (2)   The amount of the distribution
             set forth in paragraph 1 above in
             respect of interest on the Class A
             Certificates, per $1,000 original
             certificate principal amount           $   4.8006945

             (3)   The amount of the distribution
             set forth in paragraph 1 above in
             respect of principal on the Class A
             Certificates, per $1,000 original
             certificate principal amount           $   0.0000000

        B)   Class A Investor Charge Offs and
             Reimbursement of Charge Offs


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             (1)   The amount of Class A Investor
             Charge Offs                            $        0.00

             (2)   The amount of Class A Investor
             Charge Offs set forth in paragraph 1
             above, per $1,000 original certificate
             principal amount                       $   0.0000000

             (3)   The total amount reimbursed in
             respect of Class A Investor Charge Offs  $      0.00

             (4)   The amount set forth in paragraph
             3 above, per $1,000 original
             certificate principal amount             $ 0.0000000

             (5)   The amount, if any, by which the
             outstanding principal balance of the
             Class A Certificates exceeds the Class
             A Invested Amount after giving effect to
             all transactions on such Distribution Date  $   0.00

        C)   Information Regarding Distributions to
             the Class B Certificateholders, per
             $1,000 original certificate principal amount.

             (1)   The total amount of the
             distribution to Class B
             Certificatedholders, per $1,000
             original certificate principal amount   $  4.9729169

             (2)   The amount of the distribution
             set forth in paragraph 1 above in
             respect of interest on the Class B
             Certificates, per $1,000 original
             cerificate principal amount             $  4.9729169

             (3)   The amount of the distribution
             set forth in paragraph 1 above in
             respect of principal on the Class B
             Certificates, per $1,000 original
             cerificate principal amount             $  0.0000000

        D)   Class B Investor Charge Offs and
             Reimbursement of Charge Offs

             (1)   The amount of Class B Investor
             Charge Offs                             $       0.00

             (2)   The amount of Class B Investor
             Charge Offs set forth in paragraph 1
             above, per $1,000 original certificate
             principal amount                        $  0.0000000
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             (3)   The total amount reimbursed in
             respect of Class B Investor Charge Offs  $      0.00

             (4)   The amount set forth in paragraph
             3 above, per $1,000 original
             certificate principal amount             $ 0.0000000

             (5)   The amount, if any, by which the
             outstanding principal balance of the
             Class B Certificates exceeds the Class
             B Invested Amount after giving effect
             to all transactions on such
             Distribution Date                        $      0.00



                               CHEVY CHASE BANK, F.S.B.,
                                   Servicer

                               By    Joel A. Friedman
                                  ________________________
                                     Joel A. Friedman
                                     Senior Vice President
                                     and Controller































   4/96                                                    Page 1


                 MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                  CHEVY CHASE MASTER CREDIT CARD TRUST
                             SERIES 1994-2

RECEIVABLES

Beginning of the Month Principal Receivables: $ 2,528,325,937.53 Beginning of the Month Finance Charge Receivables: $ 8,793,189.52
Beginning of the Month Discounted Receivables:          $    0.00
Beginning of the Month Total Receivables:      $ 2,587,119,127.05

Removed Principal Receivables:                          $    0.00
Removed Finance Charge Receivables:                     $    0.00
Removed Total Receivables:                              $    0.00

Additional Principal Receivables:                       $    0.00
Additional Finance Charge Receivables:                  $    0.00
Additional Total Receivables:                           $    0.00

Discounted Receivables Generated this Period:           $    0.00

End of the Month Principal Receivables:       $  2,480,933,658.90
End of the Month Finance Charge Receivables:  $     63,225,164.86
End of the Month Discounted Receivables:                $    0.00
End of the Month Total Receivables:           $  2,544,158,823.76

Special Funding Account Balance                         $    0.00
Aggregate Invested Amount (all Master Trust Series)
                                              $  2,350,000,000.00
End of the Month Seller Amount                $    130,933,658.90
End of the Month Seller Percentage                          5.28%

PERFORMANCE SUMMARY

End of the Month Delinquencies:                       RECEIVABLES

      30-59 Days Delinquent                    $    55,658,477.97
      60-89 Days Delinquent                    $    38,028,214.78
      90+ Days Delinquent                      $    68,017,984.86

      Total 30+ Days Delinquent                $   161,704,677.61
      Delinquent Percentage                                 6.36%

   Defaulted Accounts During the Month         $    20,488,718.92
   Annualized Default Percentage                            9.72%

   Principal Collections                       $   196,058,390.74
   Principal Payment Rate                                   7.75%

   Total Payment Rate                                       9.11%
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   INVESTED AMOUNTS

      Class A Initial Invested Amount            $ 274,500,000.00
      Class B Initial Invested Amount            $  25,500,000.00

   INITIAL INVESTED AMOUNT                       $ 300,000,000.00

      Class A Invested Amount                    $ 274,500,000.00
      Class B Invested Amount                    $  25,500,000.00

   INVESTED AMOUNT                               $ 300,000,000.00

   FLOATING ALLOCATION PERCENTAGE                          11.87%
   PRINCIPAL ALLOCATION PERCENTAGE                          0.00%


   MONTHLY SERVICING FEE                         $     500,000.00

   INVESTOR DEFAULT AMOUNT                       $   2,432,010.91


   CLASS A AVAILABLE FUNDS--

      CLASS A FLOATING PERCENTAGE                          91.50%

      Class A Finance Charge Collections         $   4,658,794.11
      Other Amounts                              $           0.00

   TOTAL CLASS A AVAILABLE FUNDS                 $   4,658,794.11


      Class A Monthly Interest                   $   1,303,875.00
      Class A Servicing Fee                      $     457,500.00
      Class A Investor Default Amount            $   2,225,290.00

   TOTAL CLASS A EXCESS SPREAD                   $     672,129.11

   REQUIRED AMOUNT                               $           0.00

      CLASS B AVAILABLE FUNDS

      CLASS B FLOATING PERCENTAGE                           8.50%

      Class B Finance Charge Collections         $     432,784.16
      Other Amounts                              $           0.00

   TOTAL CLASS B AVAILABLE FUNDS                 $     432,784.16

      Class B Monthly Interest                   $     125,375.00
      Class B Servicing Fee                      $      42,500.00

      TOTAL CLASS B EXCESS SPREAD                $     264,909.16
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   EXCESS SPREAD --

   TOTAL EXCESS SPREAD                           $     937,038.27

      Excess Spread Applied to Required Amount   $           0.00

      Excess Spread Applied to Class A Investor  $           0.00
      Charge Offs

      Excess Spread Applied to Class B Items     $     206,720.91

      Excess Spread Applied to Class B Investor  $           0.00
      Charge Offs

      Excess Spread Applied to Monthly Cash      $      16,919.52
      Collateral Fee

      Excess Spread Applied to Cash Collateral   $           0.00
      Account

      Excess Spread Applied to other amounts owed   $        0.00
      Cash Collateral Depositor

   TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
   GROUP I                                       $     713,397.84

   EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

   TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
   SERIES IN GROUP I                             $   5,456,308.95

   SERIES 1994-2 EXCESS FINANCE CHARGE COLLECTIONS --

   EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO    $       0.00
   SERIES 1994-2

      Excess Finance Charge Collections Applied to   $       0.00
      Required Amount

      Excess Finance Charge Collections Applied to   $       0.00
      Class A Investor Charge Offs

      Excess Finance Charge Collections Applied to   $       0.00
      Class B Items

      Excess Finance Charge Collections Applied to   $       0.00
      Class B Investor Charge Offs

      Excess Finance Charge Collections Applied to   $       0.00
      Monthly Cash Collateral Fee

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      Excess Finance Charge Collections Applied to    $      0.00
      Cash Collateral Account

      Excess Finance Charge Collections Applied to    $      0.00
      other amounts owed Cash Collateral Depositor

   YIELD AND BASE RATE --

      Base Rate (Current Month)                          7.72%
      Base Rate (Prior Month)                            7.59%
      Base Rate (Two Months Ago)                         7.53%

   THREE MONTH AVERAGE BASE RATE                         7.61%

      Portfolio Yield (Current Month)                   10.64%
      Portfolio Yield (Prior Month)                     13.96%
      Portfolio Yield (Two Months Ago)                  15.17%

   THREE MONTH AVERAGE PORTFOLIO YIELD                  13.26%

      PRINCIPAL COLLECTIONS --

      CLASS A PRINCIPAL PERCENTAGE                      91.50%

      Class A Principal Collections             $  21,293,999.83

   CLASS B PRINCIPAL PERCENTAGE                          8.50%

      Class B Principal Collections             $   1,978,131.16

   TOTAL PRINCIPAL COLLECTIONS                  $  23,272,130.99


   SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER   $    0.00
   SERIES

      CLASS A AMORTIZATION --

      Controlled Amortization Amount             $          0.00
      Deficit Controlled Amortization Amount     $          0.00

   CONTROLLED DISTRIBUTION AMOUNT                $          0.00

      CLASS B AMORTIZATION --

      Controlled Amortization Amount             $          0.00
      Deficit Controlled Amortization Amount     $          0.00

   CONTROLLED DISTRIBUTION AMOUNT                $          0.00

   EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL
   SHARING                                       $  23,272,130.99
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   INVESTOR CHARGE OFFS --

   CLASS A INVESTOR CHARGE OFFS                  $           0.00

   CLASS B INVESTOR CHARGE OFFS                  $           0.00


   PREVIOUS CLASS A CHARGE OFFS REIMBURSED       $           0.00
   PREVIOUS CLASS B CHARGE OFFS REIMBURSED       $           0.00


   CASH COLLATERAL ACCOUNT --


      Initial Cash Collateral Amount             $  39,000,000.00
      Required Cash Collateral Amount            $  39,000,000.00
      Available Cash Collateral Amount           $  39,000,000.00


   TOTAL DRAW AMOUNT                             $           0.00

   CASH COLLATERAL ACCOUNT SURPLUS               $           0.00



                                   CHEVY CHASE BANK, F.S.B.,
                                   as Servicer


                                  By:     Joel A. Friedman
                                        ________________________
                                          Joel A. Friedman
                                          Senior Vice President
                                          and Controller